SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : September 20, 2004

                         Commission File No. 2-95836-NY



                           GOLDTECH MINING CORPORATION
              -----------------------------------------------------
                          (Formerly Egan Systems, Inc.)
             (Exact name of registrant as specified in its charter)


         Nevada                                            13-13250816
-------------------------------                  ------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



                  4904 Waters Edge Dr., #160, Raleigh, NC 27606
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (919) 851-2239
                           --------------------------
                            (Issuer telephone number)

Item 5.  Other Information

On September 20, 2004, the Board of Directors, by a unanimous vote ratified its resolution of September 7, 2004 to unwind the acquisition of certain assets of Goldtech Mining Corporation (a Washington Company) and to seek the return of the 11,110,000 shares issued for the acquisition of such assets.

On September 20, 2004 the Board also noted that Mr. Tolan Furusho is no longer a director as he had been added to the Board of Directors for the special purpose of overseeing development of the properties acquired from Goldtech Mining Corporation (the Washington Corporation).


                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                        GOLDTECH MINING CORPORATION

     September 21, 2004            /s/ Ralph Jordan
                                       ---------------------------
                                       Ralph Jordan, Chairman & CEO